(610) 478-2099

                        February 19, 1998




VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Re:  Sovereign Bancorp, Inc.
     Current Report on Form 8-K

Ladies and Gentlemen:

     We are counsel to Sovereign Bancorp, Inc. (the "Company").
On behalf of the Company, we transmit herewith for filing the Company's Current Report on Form 8-K dated February 18, 1998.

     If you have any questions or comments, please contact the undersigned at (610) 478-2099.

                              Very truly yours,

                              STEVENS & LEE

                              /s/ William J. Reynolds

                              William J. Reynolds

WJR/nb
Enclosures

cc:  Mr. Mark R. McCollom (w/enc.)